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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the inclusion in this Amendment No. 1 to Registration Statement No. 333-115021 on Form S-1 of Merisant Worldwide, Inc. (the Company) of our reports dated March 24, 2004, relating to the Company's financial statements and financial statement schedule of the Company. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
June 14, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM